UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 14, 2022

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 N. Harwood Street, Suite 2200

Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CONE	The NASDAQ Global Select Market
1.450% Senior Notes due 2027	CONE27	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement

On January 14, 2022, CyrusOne LLC (“CONE”) and CyrusOne LP (“CONE LP”, and collectively with CONE, each a “Seller” and, collectively, the “Sellers”), two wholly-owned subsidiaries of CyrusOne Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Data Center Houston LLC (“Purchaser”), pursuant to which Purchaser has agreed to acquire substantially all of the assets exclusively related to the operation of four facilities in the Houston area comprising the Sellers’ Houston-based data center business (the “Business”) for a purchase price of $670,000,000 in cash (the “Asset Purchase”).

The Purchase Agreement includes customary representations and warranties, as well as certain covenants, including, among other things, that: (i) Sellers will operate the Business in the ordinary course of business consistent with past practice, (ii) the retention by Purchaser of certain employees of the Business, (iii) the Purchaser shall reimburse the Sellers for sales commissions paid to ongoing employees of the Sellers for new bookings related to the Business, (iv) the Sellers shall use commercially reasonable efforts to seek and obtain all approvals, consents, waivers or other authorizations that may be necessary in connection with the transfer of the Business, (v) the Sellers shall use commercially reasonable efforts to enter into a standalone contract or otherwise bifurcate any contracts of the Business that will overlap with the ongoing business of the Sellers, (vi) the Sellers will abide by certain exclusivity and non-competition covenants and (vi) the Sellers will abide by a non-solicitation covenant. The Asset Purchase is anticipated to close in the first quarter of calendar year 2022.

The consummation of the transactions contemplated by the Purchase Agreement (the “Closing”) is subject to customary conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other closing conditions, such as the accuracy of representations and warranties, material performance of covenants, and no occurrence of a material adverse effect. The Purchase Agreement contains indemnification rights for each of the Sellers and the Purchaser subject to customary deductibles, caps, and other limitations.

The Company’s board of directors has approved the Asset Purchase. The Purchaser’s board of directors has similarly approved the Asset Purchase.

The Purchase Agreement contemplates the execution of certain ancillary agreements between Sellers and the Purchaser (or their respective affiliates), including (i) a Transition Services Agreement, pursuant to which the Sellers are required to provide certain services to the Purchaser related to the operations of the Business for a limited transition period, including data export services, customer support and ticketing, sales support, order management and provisions systems, network management and monitoring, facilities management and monitoring, power monitoring and reporting, information technology systems services, assist with audit compliance, billing and collection, general accounting, management and payment of accounts payable, and payroll and benefits services, and (ii) a Long-Term Services Agreement, pursuant to which the Sellers are required to provide certain services to the Purchaser related to the operations of the Business until the expiration of the Lease (as defined below), including services related to the fire service room in premises governed by the Lease, maintenance of the power generator and corresponding switch distribution equipment, and providing perimeter security services. In connection with the Asset Purchase, CONE will enter into a lease agreement (the “Lease”) for two of the properties related to the Business, for periods of seven and eight years, respectively, in each case subject to extensions.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be attached as an exhibit to a future filing of the Company.

Cautionary Statement Regarding Forward-Looking Statements

The information included herein, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the Asset Purchase may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the Asset Purchase; (ii) the failure to realize the anticipated benefits of the Asset Purchase; (iii) the possibility that any or all of the various conditions to the consummation of the Asset Purchase may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the effect of the announcement or pendency of the Asset Purchase on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (v) risks related to the Asset Purchase diverting management’s attention from the Company’s ongoing business operations; (vi) risks related to the Company’s proposed merger with Cavalry Parent L.P., including but not limited to that the merger may not be completed in a timely manner or at all and the failure to realize the anticipated benefits of the proposed merger; (vii) the potential widespread and highly uncertain impact of public health outbreaks, epidemics and pandemics, such as the COVID-19 pandemic; (viii) loss of key customers; (ix) indemnification and liability provisions as well as service level commitments in the Company’s contracts with customers imposing significant costs on the Company in the event of losses; (x) economic downturn, natural disaster or oversupply of data centers in the limited geographic areas that the Company serves; (xi) risks related to the development of the Company’s properties including, without limitation, obtaining applicable permits, power and connectivity and the Company’s ability to successfully lease those properties; (xii) weakening in the fundamentals for data center real estate, including but not limited to, increased competition, falling market rents, decreases in or slowed growth of global data, e-commerce and demand for outsourcing of data storage and cloud-based applications; (xiii) loss of access to key third-party service providers and suppliers; (xiv) risks of loss of power or cooling which may interrupt the Company’s services to its customers; (xv) inability to identify and complete acquisitions and operate acquired properties; (xvi) the Company’s failure to obtain necessary outside financing on favorable terms, or at all; (xvii) restrictions in the instruments governing the Company’s indebtedness; (xviii) risks related to environmental, social and governance matters; (xix) unknown or contingent liabilities related to the Company’s acquisitions; (xx) significant competition in the Company’s industry; (xxi) recent turnover, or the further loss of, any of the Company’s key personnel; (xxii) risks associated with real estate assets and the industry; (xxiii) failure to maintain the Company’s status as a real estate investment trust (“REIT”) or to comply with the highly technical and complex REIT provisions of the Internal Revenue Code of 1986, as amended (the “Code”); (xxiv) REIT distribution requirements could adversely affect the Company’s ability to execute its business plan; (xxv) insufficient cash available for distribution to stockholders; (xxvi) future offerings of debt may adversely affect the market price of the Company’s common stock; (xxvii) increases in market interest rates will increase the Company’s borrowing costs and may drive potential investors to seek higher dividend yields and reduce demand for the Company’s common stock; (xxviii) market price and volume of stock could be volatile; (xxix) risks related to regulatory changes impacting the Company’s customers and demand for colocation space in particular geographies; (xxx) the Company’s international activities, including those conducted as a result of land acquisitions and with respect to leased land and buildings, are subject to special risks different from those faced by the Company in the United States; (xxxi) the continuing uncertainty about the future relationship between the United Kingdom and the European Union following the United Kingdom’s withdrawal from the European Union; (xxxii) expanded and widened price increases in certain selective materials for data center development capital expenditures due to international trade negotiations; (xxxiii) a failure to comply with anti-corruption laws and regulations; (xxxiv) legislative or other actions relating to taxes; (xxxv) any significant security breach or cyber-attack on the Company or its key partners or customers; (xxxvi) the ongoing trade conflict between the United States and the People’s Republic of China; (xxxvii) increased operating costs and capital expenditures at the Company’s facilities, including those resulting from higher utilization by the Company’s customers, general market conditions and inflation, exceeding revenue growth; and (xxxviii) other factors affecting the real estate and technology industries generally.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s other filings with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. We disclaim any obligation other than as required by law to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or for new information, data or methods, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: January 21, 2022	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

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